Exhibit 10(bb)
EXECUTION VERSION

FIRST AMENDMENT dated as of December 14, 2018 (this “Amendment”) to the TERM LOAN FACILITY AGREEMENT dated as of August 30, 2017 (the “Term Loan Agreement”) between PITNEY BOWES INC., a corporation duly organized and validly existing under the laws of the State of Delaware and MUFG BANK, LTD., f/k/a The Bank of TokyoMitsubishi UFJ, Ltd. (the “Lender”).

WHEREAS, the parties hereto have agreed to amend the Term Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the recitals hereto) have the meanings assigned to them in the Term Loan Agreement.

SECTION 2. Amendment of the Term Loan Facility Agreement. Effective on the Amendment Effective Date, the first sentence of the definition of “Incorporated Agreement” in Exhibit A of the Term Loan Agreement is amended in its entirety and replaced with the following sentence:

“The Credit Agreement dated as of January 6, 2015, as amended by the First Amendment dated as of May 31, 2017, as further amended by the Second Amendment dated as of September 1, 2017, and as further amended by the Third Amendment dated on or about December 14, 2018 among the Borrower, each subsidiary borrower party thereto from time to time, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto.”

SECTION 3. Representations and Warranties. To induce the Lender to enter into this Amendment, the Company represents and warrants to the Lender that this Amendment has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 4. Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which it shall have been executed by the Lender and the Company.

SECTION 5. [Intentionally omitted].

SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lender under the Term Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Term Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Term Loan Agreement specifically referred to herein. This Amendment shall constitute a Loan Document. On and after the Amendment Effective Date, any reference to the Term Loan Agreement contained in the Loan Documents shall mean the Term Loan Agreement as modified hereby.

SECTION 7. Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

PITNEY BOWES INC.,

by

______________________________
Name:
Title:

by

______________________________
Name:
Title:

MUFG BANK, LTD.

by

______________________________
Name:
Title:

[Signature Page to First Amendment]